                                                                   Exhibit 99.1*

                  [LETTERHEAD OF CEPHALON, INC. APPEARS HERE]

January 3, 1994

Laboratoire L. Lafon
19 Avenue du Professeur-Cadiot
94701 Maisons
Alfort
France

                   Re: Amendment No. 2 to License Agreement
                       ------------------------------------

Gentlemen:

        This letter agreement shall serve as the second amendment to the License Agreement dated January 20, 1993 between Cephalon, Inc. ("Cephalon") and Laboratoire L. Lafon ("Lafon"), as previously amended by letter agreement dated July 21, 1993 ("License Agreement"). All capitalized terms not otherwise defined herein shall be used as defined in the License Agreement.

        1. The parties wish to postpone by six months the dates by which Cephalon is to perform certain obligations under the License Agreement to allow the parties additional time to obtain GMP-grade formulation of the Compound. Specifically, the following provisions are hereby amended:

                (a) The last sentence of the second paragraph of Article III, paragraph 3.b. of the License Agreement is amended to read as follows:

                "In addition, CEPHALON will endeavor to file a New Drug Application ("NDA") with the FDA within thirty (30) months from the date CEPHALON files the IND for such Licensed Product, provided that CEPHALON shall not be deemed to be in breach of these obligations if the FDA requires CEPHALON to submit any additional preclinical data other than the data furnished by LAFON to CEPHALON immediately following the execution of this Agreement, or for any other reason outside of CEPHALON's control."

                                  * Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.


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Laboratoire L. Lafon
Page 2

                (b) Article V, paragraph 1.a. of the License Agreement is amended to read as follows:

                        "a. CEPHALON shall pay to LAFON the following license
                fees as compensation for its rights in the Territory (excluding the U.K. Territory):

                        -[     **     ]US dollars (USD[     **     ]) upon
                signature of this Agreement (receipt of which is acknowledged by Lafon),

                        -[     **     ]US dollars (USD[     **     ])
                -July 20, 1994,

                        -[     **     ]US dollars (USD[     **     ])
                -July 20, 1995,

                        -[     **     ]US dollars (USD[     **     ])
                -July 20, 1996,

                        -[     **     ]US dollars (USD[     **     ])
                -upon the first U.S. FDA approval of a Licensed Product."

                (c) Paragraphs 3.b. and 3.c. of Article III of the License Agreement do not apply to the U.K. Territory. Instead, Cephalon's obligation to pay compensation to Lafon for Cephalon's rights in the U.K. Territory arises under Section 3.a. of the letter agreement dated July 21, 1993, which is amended as follows:

                    "a. [     **                                  ]US Dollars
                     (USD[   **   ]), payable upon Lafon's signature of the
                     letter agreement (receipt of which is acknowledged by Lafon);

                    b. [     **                                  ]US Dollars
                    (USD[   **   ]), payable on January 31, 1995; and

                    c. [     **                                  ]US Dollars
                    (USD[   **   ]), payable on January 31, 1996;

                    d. [     **                                  ]US Dollars
                    (USD[   **   ]), payable on January 31, 1997;

                                      ** The confidential material contained
                                      herein has been omitted and has been
                                      separately filed with the Commission.
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Laboratoire L. Lafon
Page 3

                  e. [     **                                 ]US Dollars
(USD[   **   ]), payable upon the initial regulatory approval of a Licensed
Product by the Medicines Division of the U.K. Ministry of Health."

        2. Each of Cephalon and Lafon hereby restates its representations and warranties made in the License Agreement, as amended pursuant to this letter agreement.

        3. Except as modified by this letter agreement, all provisions of the License Agreement are confirmed to be and shall remain in full force and effect.

        If the foregoing is acceptable, please indicate your agreement in the space provided below.

                                        CEPHALON, INC.


                                        By: /s/ Frank Baldino, Jr.
                                            -----------------------------
                                            Frank Baldino, Jr., Ph.D.
                                            President

Accepted and agreed to this
17/th/ day of January, 1994.
-----

LABORATOIRE L. LAFON

By: /s/ F. C. Lafon
    -----------------------
    F. C. Lafon
    Chief Executive Officer






                                      ** The confidential material contained
                                      herein has been omitted and has been
                                      separately filed with the Commission.